UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):
                       January 2 2004 (January 19, 2004)

                        RETURN ON INVESTMENT CORPORATION
          ------------------------------------------------------------
               (Exact name of registrant as specified in charter)

     DELAWARE                    033-36198              22-3038309
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     (State or other             (Commission            (IRS Employer
     jurisdiction of             File Number)           Identification No.)
     incorporation)


1825 BARRETT LAKES BLVD, SUITE 260, KENNESAW, GEORGIA                 30144
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      (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (770) 517-4750


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          (Former name or former address, if changed since last report)

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On January 2, 2004, Return On Investment Corporation, a Delaware corporation ("ROI"), and SpecSource.com, Inc., a Indiana company ("SpecSource"), consummated the transactions contemplated by that certain Asset Purchase Agreement dated as of October 29, 2003 (the "Asset Purchase"), whereby Tectonic Solutions, Inc., a Georgia corporation and a wholly-owned subsidiary of ROI ("Tectonic"), purchased substantially all the operating assets of SpecSource.

In connection with the Asset Purchase, ROI issued 1,450,000 shares of restricted ROI common stock, a promissory note for $533,500 and the assumption of certain liabilities incurred in the ordinary course of business as consideration for all the operating assets of SpecSource. The shares issued to SpecSource have not been registered under the Securities Act of 1933, as amended. The note is interest free and, until it matures in 10 years, payments will be contingent on ROI having a minimum of $5 million in cash, net of debt obligations, on its quarterly balance sheet. In connection with a non-competition agreement entered into by one of the principals of SpecSource, ROI will also issue a $360,000 note on substantially the same terms as the note above.

Arol Wolford, the Registrant's President and CEO, is the controlling member of SpecSource.com, Inc., directly owning approximately 90.3% of its equity.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements.

The Registrant will provide the financial statements required by paragraph (a) of Item 7 of Form 8-K, if any such information is required, on a Form 8-K/A within 60 days of the date that this initial report on Form 8-K is required to be filed with the Commission.

(b)  Pro Forma Financial Information.

The Registrant will provide the pro forma financial information required by paragraph (b) of Item 7 of Form 8-K, if any such pro forma financial information is required, on a Form 8-K/A within 60 days of the date that this initial report on Form 8-K is required to be filed with the Commission.

(c)  Exhibits.

EXHIBIT NO.    DESCRIPTION
-----------    -----------

2.1 Asset Purchase Agreement, dated as of October 29, 2003, by and among Return On Investment Corporation, Tectonic Solutions, Inc., and SpecSource.com, Inc. (incorporated by reference to Exhibit
               2.3 filed with ROI's Form 10-QSB filed on November 13, 2003).

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Return On Investment Corporation

                                        /s/ Arol Wolford
                                        -------------------------------------
                                        Arol Wolford
                                        President and Chief Executive Officer

Dated: January 19, 2004

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